UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 9, 2026

Spring Valley Acquisition Corp. IV
(Exact name of registrant as specified in its charter)

Cayman Islands (State or other jurisdiction of incorporation)	001-43110 (Commission File Number)	N/A (I.R.S. Employer Identification No.)

2100 McKinney Ave., Suite 1675 Dallas, Texas (Address of principal executive offices)	75201 (Zip Code)

(214) 308-5230 (Registrant’s telephone number, including area code) Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-fourth of one redeemable warrant	SVIVU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	SVIV	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	SVIVW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

On February 9, 2026, the registration statement on Form S-1 (File No. 333-292884) (the “Registration Statement”) relating to the initial public offering (the “Offering”) of Spring Valley Acquisition Corp. IV, a Cayman Islands exempted company (the “Company”), was declared effective by the U.S. Securities and Exchange Commission.

On February 11, 2026, the Company consummated the Offering of 23,000,000 units (the “Units”), including 3,000,000 Units issued pursuant to the underwriters’ exercise of over-allotment in full. Each Unit consists of one Class A ordinary share, par value $0.0001 per share (“Class A Ordinary Shares”), and one-fourth of one redeemable warrant (each, a “Warrant”), each whole Warrant entitling the holder thereof to purchase one Class A Ordinary Share at an exercise price of $11.50 per share, subject to adjustment. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds to the Company of $230,000,000.

In connection with the Offering, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Registration Statement:

•	An Underwriting Agreement, dated February 9, 2026, between the Company and Cohen and Company Capital Markets, a division of Cohen & Company Securities, LLC (“CCM”) and Clear Street LLC (“Clear Street”), as representatives of the underwriters named therein (the “Representatives”), a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K (this “Report”) and incorporated herein by reference;

•	A Warrant Agreement, dated February 9, 2026, between the Company and Continental Stock Transfer & Trust Company (“Continental”), as warrant agent, a copy of which is filed as Exhibit 4.1 to this Report and incorporated herein by reference;

•	A Letter Agreement, dated February 9, 2026, among the Company, its directors and officers and Spring Valley Acquisition III Sponsor, LLC (the “Sponsor”), a copy of which is filed as Exhibit 10.1 to this Report and incorporated herein by reference;

•	An Investment Management Trust Agreement, dated February 9, 2026, between the Company and Continental, as trustee, a copy of which is filed as Exhibit 10.2 to this Report and incorporated herein by reference;

•	A Registration Rights Agreement, dated February 9, 2026, among the Company and certain security holders, a copy of which is filed as Exhibit 10.3 to this Report and incorporated herein by reference;

•	A Private Placement Warrants Subscription Agreement, dated February 9, 2026, between the Company and the Sponsor, a copy of which is filed as Exhibit 10.4 to this Report and incorporated herein by reference;

•	A Private Placement Warrants Subscription Agreement, dated February 9, 2026, between the Company and CCM, a copy of which is filed as Exhibit 10.5 to this Report and incorporated herein by reference;

•	A Private Placement Warrants Subscription Agreement, dated February 9, 2026, between the Company and Clear Street, a copy of which is filed as Exhibit 10.6 to this Report and incorporated herein by reference;

•	An Administrative Services Agreement, dated February 9, 2026, between the Company and the Sponsor, a copy of which is filed as Exhibit 10.7 to this Report and incorporated herein by reference; and

•	Indemnity Agreements, each dated February 9, 2026, between the Company and each director and executive officer of the Company (the “Indemnity Agreements”), the form of which is filed as Exhibit 10.8 to this Report and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

On February 11, 2026, simultaneously with the consummation of the Offering, the Company consummated the private placement of 4,490,555 warrants to the Sponsor and an aggregate of 2,555,556 warrants to the Representatives (collectively, the “Private Placement Warrants”) at a price of $0.90 per Private Placement Warrant, generating gross proceeds of $6,341,500 (the “Private Placement”). No underwriting discounts or commissions were paid with respect to the Private Placement. The Private Placement was conducted as a non-public transaction and, as a transaction by an issuer not involving a public offering, is exempt from registration under the Securities Act in reliance upon Section 4(a)(2) of the Securities Act. The Private Placement Warrants are identical to the Warrants underlying the Units, except that so long as they are held by the initial purchasers or their permitted transferees, they (i) may not (including the Class A Ordinary Shares issuable upon exercise of the Private Placement Warrants), subject to certain limited exceptions, be transferred, assigned or sold by the holders until 30 days after the completion of the Company’s initial business combination, (ii) are entitled to registration rights and (iii) with respect to Private Placement Warrants held by the Representatives and/or their designees, will not be exercisable more than five years from the commencement of sales in the Offering in accordance with FINRA Rule 5110(g)(8).

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of February 9, 2026, the following individuals were appointed to the board of directors of the Company: David Buzby, Debora Frodl and Richard Thompson. Accordingly, effective as of February 9, 2026, the Company’s board of directors is comprised of the following individuals: Christopher Sorrells, David Buzby, Debora Frodl and Richard Thompson. Additional information regarding, among other things, each individual’s background, board committee membership and compensatory arrangements is contained in the Registration Statement and is incorporated herein by reference.

On February 9, 2026, the Company entered into the Indemnity Agreements with each of Christopher Sorrells, Jeff Schramm, Robert Kaplan, David Buzby, Debora Frodl and Richard Thompson, which require the Company to indemnify each of them to the fullest extent permitted by applicable law and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified. The foregoing description of the Indemnity Agreements is qualified in its entirety by reference to the full text of the form of Indemnity Agreement filed as Exhibit 10.8 to this Report, which is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 9, 2026, the Company filed its amended and restated memorandum and articles of association (the “Amended Articles”) with the Registrar of Companies in the Cayman Islands. Among other things, the Amended Articles authorize the issuance of up to (i) 200,000,000 Class A Ordinary Shares, (ii) 20,000,000 Class B ordinary shares, par value $0.0001 per share, and (iii) 1,000,000 preference shares, par value $0.0001 per share. The terms of the Amended Articles are set forth in the Registration Statement and are incorporated herein by reference. The foregoing description of the Amended Articles is qualified in its entirety by reference to the full text of the Amended Articles, a copy of which is filed as Exhibit 3.1 to this Report and incorporated herein by reference.

Item 8.01. Other Events.

A total of $230,000,000 ($10.00 per Unit) of the net proceeds from the Offering and the Private Placement was placed in a trust account established for the benefit of the Company’s public shareholders (the “Trust Account”), with Continental acting as trustee. Except with respect to interest earned on the funds held in the Trust Account that may be released to the Company to fund the Company’s working capital requirements, which amount shall not equal more than 5% of the interest earned on the Trust Account, and/or to pay the Company’s taxes, provided that all such permitted withdrawals can only be made (x) from interest and not from the principal held in the Trust Account and (y) only to the extent such interest is in amount sufficient to cover the permitted withdrawal amount, and the funds held in the Trust Account will not be released from the Trust Account until the earliest of: (i) the completion of the Company’s initial business combination, (ii) the redemption of the Class A Ordinary Shares underlying the Units (the “Public Shares”) if the Company is unable to complete its initial business combination by September 5, 2027, or such earlier date as the Company’s board of directors may approve, or such other time period in which the Company must complete an initial business combination pursuant to an amendment to the Amended Articles approved by a special resolution of the Company’s shareholders (collectively, the “Completion Window”), subject to applicable law, or (iii) the redemption of the Public Shares properly submitted in connection with a shareholder vote to amend the Amended Articles (a) to modify the substance or timing of the Company’s obligation to allow redemption in connection with its initial business combination or to redeem 100% of the Public Shares if the Company has not consummated an initial business combination within the Completion Window or (b) with respect to any other material provisions relating to shareholders’ rights or pre-initial business combination activity.

On February 9, 2026, the Company issued a press release announcing the pricing of the Offering, and on February 11, 2026, the Company issued a press release announcing the closing of the Offering. Copies of such press releases are filed as Exhibits 99.1 and 99.2, respectively, to this Report and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)          Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement, dated February 9, 2026, between the Company and Cohen and Company Capital Markets, a division of Cohen & Company Securities, LLC and Clear Street LLC.

3.1	Amended and Restated Memorandum and Articles of Association of the Company.

4.1	Warrant Agreement, dated February 9, 2026, between the Company and Continental Stock Transfer & Trust Company.

10.1	Letter Agreement, dated February 9, 2026, among the Company, its directors and officers and Spring Valley Acquisition III Sponsor, LLC.

10.2	Investment Management Trust Agreement, dated February 9, 2026, between the Company and Continental Stock Transfer & Trust Company.

10.3	Registration Rights Agreement, dated February 9, 2026, among the Company and certain security holders.

10.4	Private Placement Warrants Subscription Agreement, dated February 9, 2026, between the Company and Spring Valley Acquisition III Sponsor, LLC.

10.5	Private Placement Warrants Purchase Agreement, dated February 9, 2026, between the Company and Cohen and Company Capital Markets, a division of Cohen & Company Securities, LLC.

10.6	Private Placement Warrants Purchase Agreement, dated February 9, 2026, between the Company and Clear Street LLC.

10.7	Administrative Services Agreement, dated February 9, 2026, between the Company and Spring Valley Acquisition III Sponsor, LLC.

10.8	Form of Indemnity Agreement (incorporated by reference to an exhibit to the Registrant’s Form S-1/A (File No. 333-292884), filed with the SEC on January 22, 2026).

99.1	Press Release, dated February 9, 2026.

99.2	Press Release, dated February 11, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

spring valley acquisition corp. IV

By:	/s/ Christopher Sorrells
Name: Christopher Sorrells
Title: Chief Executive Officer

Date: February 13, 2026